                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) JUNE 7, 1999
                                                 -------------------------------


                                 ENDOCARE, INC.
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               (Exact name of registrant as specified in charter)


                 DELAWARE                        0-27212                                    33-0618093
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(State of incorporation or organization)         (Commission File Number)        (IRS Employer Identification No.)
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7 STUDEBAKER, IRVINE, CALIFORNIA                                      92618
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (949) 595-4770
                                                   -----------------------------


                                      NONE
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          (Former name or former address, if changed since last report)


ITEM 5.   OTHER EVENTS.
          -------------

          Sale of Convertible Debentures
          ------------------------------

          On June 7, 1999 Endocare, Inc., a Delaware corporation (the "Company") received $5,000,000 from the sale of its 7% Convertible Debentures due June 7, 2002 (the "Debentures") to investment funds managed by New York-based Brown Simpson Asset Management, LLC (the "Purchasers"). Under the financing arrangement, the Purchasers have the option to purchase an additional $5,000,000 in aggregate principal amount of Debentures and, under the circumstances described below, the Company may require the Purchasers to exercise this purchase option. The Debentures were sold pursuant to a Securities Purchase Agreement dated June 7, 1999 among the Company and the Purchasers. The Securities Purchase Agreement, the Debentures, the related Registration Rights Agreement and the Company's press release first announcing the sale of the Debentures are included as exhibits to this report. The Debentures were sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Rule 506 of Regulation D under the Securities Act.

        The following is a summary of the principal terms of the Debentures. This summary does not purport to explain all of the material terms of the Debentures or the related Securities Purchase Agreement or Registration Rights Agreement, which are filed as exhibits to this report. ONE SHOULD READ THE DEBENTURES, THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT FOR A MORE DETAILED UNDERSTANDING OF THEIR TERMS.

        The $5,000,000 principal amount of the Debentures must be repaid in full in cash on June 7, 2002, but may be converted into the Company's Common Stock in whole or in part at the Purchasers' option at any time on or prior to June 7, 2002 at a conversion price of $5.125 per share. The $5.125 per share conversion price is subject to adjustment for stock splits, stock dividends and the like. The conversion price is also subject to anti-dilution adjustments, which provide that in the event the Company issues or sells its Common Stock or securities convertible into Common Stock at a price less than the conversion price of the Debentures, the conversion price of the Debentures will be adjusted to such lower price. Certain securities are exempted from this anti-dilution feature and will not cause an adjustment to the conversion price. Exempted securities generally include shares issued pursuant to a stock option plan approved by the Company's Board of Directors, a limited number of shares issued to banks that provide senior debt financing, and issuances of stock pursuant to warrants outstanding as of the date the Debentures were sold.

        In addition to the Purchasers' option to convert the Debentures, the Company may require that the Purchasers convert the Debentures into Common Stock at $5.125 per share (as may be adjusted as described above) if the bid price for the Common Stock as listed for quotation is above $8.00 per share for twenty
(20) trading days during a consecutive thirty (30) trading day period, and certain other conditions are met.

        The Debentures bear interest at 7.00% per annum. Interest is payable annually in cash, or at the Company's option, in Common Stock at a price per share based on recent bid prices prior to the date interest is paid.

        Under the Securities Purchase Agreement, the Purchasers have a call option exercisable at any time prior to June 7, 2002 to require that the Company sell to the Purchasers an additional $5,000,000 principal amount of Debentures. The additional Debentures will mature three years from the date they are issued, will bear interest at 7% per annum and will be convertible in whole or in part at the option of the Purchasers at any time prior to maturity into Common Stock at a conversion price of $6.75 per share (subject to adjustment as described above). The Company has a put option to require the purchasers to buy the $5,000,000 principal amount of additional Debentures if the closing bid price for the Common Stock as listed for quotation is more than $10.00 per share for twenty (20) trading days in a consecutive thirty (30) trading day period and on the date the Company elects to exercise the put option, and certain other conditions are met.

        As part of the Debenture financing, the Company has agreed, under the Registration Rights Agreement among the Company and the Purchasers included in this filing, to file a Form S-3 Registration Statement with the Securities and Exchange Commission to register the resale under the Securities Act of the Common Stock issuable upon the conversion of the initial $5,000,000 of Debentures sold, the additional $5,000,000 which may be sold pursuant to the option described above, and interest on the Debentures which may be paid in stock.

        Certain events will trigger an event of default under the Debentures. An event of default gives the Purchasers the right to accelerate all indebtedness under the Debentures and declare it due immediately. Upon an event of default, interest thereafter accrues at 20.00% per annum and a default premium is added to the principal amount of the Debentures. The premium is the greater of 20.00% of the principal amount, or higher based on recent trading prices of the Company's Common Stock. The amount due upon an event of default (including principal, interest and all premiums and penalties) must be paid in cash, or, at the Purchaser's option in an equivalent value of shares of Common Stock of the Company, calculated based on the average bid price per share of the Common Stock for a certain number of days prior to the acceleration of the indebtedness by the Purchasers.

        Circumstances which trigger an event of default include, without limitation, the material breach of a representation or warranty by the Company, the failure of the Company to perform covenants in its agreements with the Purchasers, the failure of the Company to keep a registration statement for the resale of the Common Stock issuable under the Debentures effective, and certain changes of control of the Company if the average bid price of the Company's Common Stock listed for quotation is not above $8.00 per share within a certain number of days of the announcement of the change of control or the consummation of the change of control. A change of control includes without limitation (i) the failure of Paul W. Mikus to continue to be the Company's Chief Executive Officer, unless replaced in a certain period of time, (ii) certain changes in the composition of the Company's Board of Directors without the approval of existing directors and (iii) a sale of all or substantially all of the Company's assets or a change of ownership of 50% or more of the voting stock of the Company (including by stock purchase, merger or similar transaction).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

EXHIBIT NO.         DESCRIPTION
-----------         -----------
 4.1                Debenture dated June 7, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, Ltd.

 4.2                Debenture dated June 7, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, L.P.

10.1                Securities Purchase Agreement dated June 7, 1999 among the
                    Company and the Purchasers.

10.2                Registration Rights Agreement dated June 7, 1999 among the
                    Company and the Purchasers.

99.1                Press Release dated June 8, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 14, 1999

                                        ENDOCARE, INC.



                                        By: /s/ PAUL W. MIKUS
                                           -------------------------------------
                                           Paul W. Mikus
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
 4.1                Debenture dated June 7, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, Ltd.

 4.2                Debenture dated June 7, 1999 between the Company and Brown
                    Simpson Strategic Growth Fund, L.P.

10.1                Securities Purchase Agreement dated June 7, 1999 among the
                    Company and the Purchasers.

10.2                Registration Rights Agreement dated June 7, 1999 among the
                    Company and the Purchasers.

99.1                Press Release dated June 8, 1999.

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